SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 12, 1999
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                           Merrill Lynch & Co., Inc.
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            (Exact name of Registrant as specified in its charter)

      Delaware                   1-7182                          13-2740599

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    (State or other             (Commission                 (I.R.S. Employer
    jurisdiction of              File Number)             Identification No.)
    incorporation)


World Financial Center, North Tower, New York, New York   10281-1332
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      (Address of principal executive offices)    (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000
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        (Former name or former address, if changed since last report.)

Item 5.   Other Events
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        On July 12, 1999, Merrill Lynch & Co. Inc., issued the following Press
Release.

                                                 News

                                                 Merrill Lynch & Co., Inc.

                                                 World Headquarters
[OBJECT OMITTED]                                 North Tower
                                                 World Financial Center
                                                 New York, New York  10281-1331

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                                                 Release date:  July 12, 1999

                                                 For information contact:
                                                 Paul W. Critchlow
                                                 (212) 449-9900

MERRILL LYNCH PRESIDENT AND COO HERBERT M. ALLISON JR. RETIRES

        NEW YORK, July 12 - Merrill Lynch & Co., Inc. today said that its President and Chief Operating Officer, Herbert M. Allison Jr., is retiring from the company.

        "Having spent 28 exciting years at this firm, I am very proud to have been part of a team that has achieved such outstanding growth and success during that period," said Mr. Allison.

        "Still, at this point in my life and career, I realize that this is an opportune time to make a change. For Merrill Lynch, the time is also right - the company is blessed with wonderful, talented people and enjoys strong market positions around the world."

        Said Merrill Lynch Chairman and CEO David H. Komansky: "Herb Allison has brought great intellectual energy, dedication and integrity to every stage of his career at Merrill Lynch. He has been a strong contributor to our success over the years. All of us understand and respect his decision and wish him every success and happiness."

        Mr. Komansky said there are no immediate plans to name a new president and COO, and that Vice Chairman Stephen L. Hammerman will assume additional responsibilities for a number of the firm's key support areas. In addition, Vice Chairman John L. Steffens will assume increased management responsibilities for the holding company.

       Reporting directly to Mr. Komansky will be the executives leading the four business groups - U.S. Private Client, International Private Client, Asset Management, and Corporate and Institutional Client Group - as well as the Chief Financial Officer, the Chief Marketing Officer, the Chief Technology Officer, the head of Corporate Strategy and Research, and the Chairman of CICG. The composition of the firm's 18-member Executive Management Committee remains unchanged.

        Mr. Hammerman will oversee Human Resources, Operations Services and Marketing & Communications. He will continue to oversee the General Counsel's Office.

        "One of the key strengths of Merrill Lynch is a depth of management talent unmatched in our industry," Mr. Komansky said. "The seasoned executives leading our business and support groups have the ability to lead our company, execute our strategy and produce superior results for our shareholders and clients in the years ahead."


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              MERRILL LYNCH & CO., INC.
                                              ----------------------------
                                                    (Registrant)


                                              By: /s/ Andrea L. Dulberg
                                                 -------------------------
                                                   Andrea L. Dulberg
                                                        Secretary

Date:  July 13, 1999